Securities and Exchange Commission
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 29, 2004

                                TELS CORPORATION
                                ----------------
                (Name of Registrant as specified in its charter)



         Utah                           0-12993                   87-0373840
         ----                           -------                   ----------
 (State or other jurisdiction of      (Commission File          (IRS Employer
 incorporation or organization)           No.)                Identification No.


                   2459 Washington Drive, Suite 104 Eagan, MN
                   ------------------------------------------
                          (Address of Principal Office)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets

On January 28, 2004, pursuant to two separate share exchange agreements, we acquired all of the issued and outstanding common stock of both Hampton & Hampton, P.A. Inc. and Pathway Advisors, Inc. We issued a total of six million shares of our common stock (3 million shares each to Von Hampton and 3 million shares to Heith Hampton) in connection with each of these acquisitions. Von Hampton and Heith Hampton are brothers.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

Provided herewith are the financial statements required by paragraph (a) of Item 7 of Form 8-k promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, (the "Exchange Act")

Combined Financial Statement of Hampton & Hampton, Public Accountants, Inc. P.A. and Pathway Advisors, Inc.

                                                                            Page

  Independent Auditor's Report                                                3

  Combined Balance Sheet Dated as of December 31, 2003 and 2002               4

  Combined Statement of Operations for the Years Ended December               5
  31, 2003 and 2002

  Combined Statement of Stockholders' Deficit for the Years Ended             6
  December 31, 2003 and 2002

  Combined Statement of Cash Flows for the Years Ended                        7
  December 31, 2003 and 2002

  Notes to Combined Financial Statements                                      8

(b)  Pro  Forma  Financial  Information.

Provided herewith is the pro forma financial  information  required by paragraph
(b) of Item 7 of Form 8-k promulgated by the Commission pursuant to the Exchange Act.

                                                                            Page

Tels Corporation Pro Forma Consolidated Financial Information                18

Pro Forma Consolidated Balance Sheet (Unaudited)                             19
December 31, 2003

Pro Forma Consolidated Statement of Operations (Unaudited)                   20
Quarter Ended December 31, 2003

Pro Forma Consolidated Statement of Operations (Audited)                     21
Year Ended September 30, 2003

Notes to Pro Forma Consolidated Financial Statements                         22



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


TELS CORPORATION

         /s/RONALD WOLFBAUER, JR
--------------------------------
BY:      Ronald Wolfbauer, Jr.

Dated: This 12th day of May 2004

HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
AND PATHWAY ADVISORS, INC.
Combined Financial Statements
December 31, 2003 and 2002

                                                    INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
Hampton & Hampton Public Accountants, Inc.
and Pathway Advisors, Inc.


We have audited the accompanying combined balance sheet of Hampton & Hampton Public Accountants, Inc. and Pathway Advisors, Inc. as of December 31, 2003 and 2002, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Hampton & Hampton Public Accountants, Inc. and Pathway Advisors, Inc. as of December 31, 2003 and 2002, and the combined results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/Tanner + Co.


Salt Lake City, Utah
March 12, 2004

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                                          Combined Balance Sheet

                                                                    December 31,
--------------------------------------------------------------------------------

                                                          2003          2002
                                                     ---------------------------
        Assets
        ------

Current assets:
  Cash and cash equivalents                           $     1,544   $        49
  Accounts receivable, net of allowance for doubtful
    accounts of $24,609 and $17,007, respectively          60,235        28,250
  Other current assets                                      4,620             -
                                                     ---------------------------

        Total current assets                               66,399        28,299

Property and equipment, net                                20,902        28,802
Other assets                                                1,783             -
                                                     ---------------------------

        Total assets                                  $    89,084   $    57,101
                                                     ---------------------------

--------------------------------------------------------------------------------

        Liabilities and Stockholders' Deficit

Current liabilities:
  Accounts payable                                    $    79,456   $    76,937
  Accrued liabilities                                       9,181         8,776
  Related party advances                                   20,565       108,170
  Deferred revenue                                          4,265             -
  Current portion of long-term debt                        87,332        98,545
                                                     ---------------------------

        Total current liabilities                         200,799       292,428

Long-term debt                                             14,061        19,021
                                                     ---------------------------

        Total liabilities                                 214,860       311,449
                                                     ---------------------------

Commitments and contingencies                                   -             -

Stockholders' deficit:
  Common stock, $1.00 par value; authorized
    100,000 shares; 100,000 and 0 shares
    issued and outstanding, respectively                  100,000             -
  Receivable from stockholders                           (226,388)     (206,619)
  Accumilated deficit                                         612       (47,729)
                                                     ---------------------------

        Total stockholders' deficit                      (125,776)     (254,348)
                                                     ---------------------------

        Total liabilities and stockholders' deficit   $    89,084   $    57,101
                                                     ---------------------------


--------------------------------------------------------------------------------
See accompanying notes to combined financial statements.                       5

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                                Combined Statement of Operations

                                                        Years Ended December 31,
--------------------------------------------------------------------------------


                                                         2003           2002
                                                     ---------------------------

Revenues:
  Services                                            $   682,459   $   531,077
  Commissions                                             182,198       138,042
                                                      --------------------------

        Total revenues                                    864,657       669,119

Expenses:
  Salaries and wages                                      564,574       448,450
  Administrative and general                              114,861       132,251
  Rent                                                     97,594        89,055
  Equipment and software costs                             23,354         8,566
  Interest                                                 15,933        15,330
                                                      --------------------------

        Total                                             816,316       693,652
                                                      --------------------------

        Income (loss) before provision
        for income taxes                                   48,341       (24,533)

Provision (benefit) for income taxes                            -              -
                                                      --------------------------

Net income (loss)                                     $    48,341   $   (24,533)
                                                      --------------------------



--------------------------------------------------------------------------------
See accompanying notes to combined financial statements.                       6

                                                                                    HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                                                                    AND PATHWAY ADVISORS, INC.
                                                                                   Combined Statement of Stockholders' Deficit

                                                                                        Years Ended December 31, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------



                                                        Common Stock          Receivable         Retained            Total
                                                 --------------------------      from            Earnings        Stockholders'
                                                   Shares          Amount      Stockholders        (Deficit)          Deficit
                                                 -----------------------------------------------------------------------------

Balance, January 1, 2002                                -        $      -     $  (89,479)        $ (23,196)        $ (112,675)

Increase in receivable due from shareholder             -               -       (117,140)                -           (117,140)

Net loss                                                -               -              -           (24,533)           (24,533)
                                                 -----------------------------------------------------------------------------

Balance, December 31, 2002                              -               -       (206,619)          (47,729)          (254,348)

Increase in receivable due from shareholder             -               -        (19,769)                -            (19,769)

Conversion of debt to equity                      100,000         100,000              -                 -            100,000

Net income                                              -               -              -            48,341             48,341
                                                 -----------------------------------------------------------------------------

Balance, December 31, 2003                        100,000       $ 100,000     $ (226,388)        $     612         $ (125,776)
                                                 -----------------------------------------------------------------------------
                                                                                                           `

------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to combined financial statements.                                                                     7

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                                Combined Statement of Cash Flows

                                                        Years Ended December 31,
--------------------------------------------------------------------------------

                                                         2003           2002
                                                      --------------------------

Cash flows from operating activities:
  Net income (loss)                                   $    48,341   $   (24,533)
  Adjustments to reconcile net income (loss) to
    net cash provided by operating activities:
      Bad debt expense                                      7,602         7,219
      Depreciation                                          8,990         6,994
      (Increase) decrease in:
        Accounts receivable                               (39,587)         (336)
        Other assets                                       (1,783)            -
      (Decrease) increase in:
        Accounts payable                                    2,519        15,201
        Accrued liabilities                                   405         1,784
        Related party advances                             12,395        89,806
        Deferred revenue                                     (355)            -
                                                      --------------------------

           Net cash provided by operating activities       38,527        96,135
                                                      --------------------------

Cash flows from investing activities -
  purchases of equipment                                   (1,090)      (25,960)
                                                      --------------------------

Cash flows from financing activities:
  Increase in receivable from stockholders                (19,769)     (117,140)
  Payments on notes payable                               (16,173)       42,757
                                                      --------------------------

           Net cash used in financing activities          (35,942)      (74,383)
                                                      --------------------------

           Net change in cash and cash equivalents          1,495        (4,208)

Cash and cash equivalents at beginning of year                 49         4,257
                                                      --------------------------

Cash and cash equivalents at end of year              $     1,544   $        49
                                                      --------------------------


--------------------------------------------------------------------------------
See accompanying notes to combined financial statements.                       8

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements

                                                      December 31, 2003 and 2002
--------------------------------------------------------------------------------


1.   Summary of         Nature of Business
     Significant        Hampton  and  Hampton   P.A.,   Inc.   (Hampton)  is  an
     Accounting         accounting  firm  that   specializes  in  preparing  tax
     Policies           returns and providing  financial  planning  services for
                        individuals and small businesses. Hampton also sells insurance and marketable securities to its customers.

                        Pathway Advisors, Inc. (Pathway) is a consulting firm that specializes in helping small to large businesses obtain financing and raise capital.

                        Basis of Presentation and Principles of Combination
                        The owners of Hampton and Pathway are relatives. Both companies were sold simultaneously to TELS Corporation in January 2004 (see Note 12). The combined financial statements include the accounts of Hampton & Hampton Public Accounting, Inc. and Pathway Advisors, Inc. (collectively, the Company) for the years ended December 31, 2003 and 2002. All significant intercompany balances and transactions have been eliminated in combination.

                        Estimates
                        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                        Concentration of Credit Risk
                        Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of accounts receivable. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

                        The Company maintains cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.



--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


1.   Organization       Cash and Cash Equivalents
     and                For purposes of the statement of cash flows, the Company
     Significant        considers all highly liquid investment  instruments with
     Accounting         original  maturities  of three months or less to be cash
     Policies           equivalents.
     Continued
                        Property and Equipment
                        Property  and  equipment  are  recorded  at  cost,  less
                        accumulated  depreciation.  Depreciation on property and
                        equipment is computed using an  accelerated  method over
                        the  estimated  useful  lives of the  assets,  which are
                        estimated   to  be   between   five  and  seven   years.
                        Maintenance,   repairs,  and  renewals,   which  neither
                        materially   add  to  the  value  of  the   assets   nor
                        appreciably prolong their lives, are charged to expense as incurred. Gains and losses from dispositions of fixed assets are reflected in the Statement of Operations.

                        Impairment of Long-Lived Assets
                        The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through undiscounted future cash flows. If it is determined that an impairment loss has occurred based on expected cash flows, such loss is recognized in the Statement of Operations.

                        Revenue Recognition
                        Revenues for tax preparation, financial planning and consulting services are recognized when the service is provided, collection is reasonably assured and there are no further obligations remaining. Commissions on sales of insurance and marketable securities are recognized as revenue when a binding agreement exists, collection is reasonably assured and there are no further obligations remaining.


--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



1.   Organization       Income Taxes
     and                Deferred   taxes  are  computed   using  the  asset  and
     Significant        liability method.  Under the asset and liability method,
     Accounting         deferred tax assets and  liabilities  are recognized for
     Policies           future  tax  consequences  attributable  to  differences
     Continued          between  the  financial  statement  carrying  amounts of
                        existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                        Fair Value of Financial Instruments
                        The Company's financial instruments consist of cash, receivables, marketable securities, payables and notes payable. The carrying amounts of cash, receivables, and payables approximate fair value because of the short-term nature of these instruments. The carrying amounts of notes payable approximate fair value because the notes bear interest at market interest rates.

2.   Property           Property  and  equipment  consists  of  the following at
     and                December 31,:
     Equipment
                                               2003             2002
                                         -----------------------------------

 Office equipment                        $         52,819 $          52,819
 Vehicles                                          59,287            58,197
                                         -----------------------------------

                                                  112,106           111,016
 Less accumulated depreciation                    (91,204)          (82,214)
                                         -----------------------------------

                                         $         20,902 $          28,802
                                         -----------------------------------

                        Depreciation expense totaled $8,990 and $6,994 for the years ended December 31, 2003 and 2002.

--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


3.   Accrued            Accrued   liabilities   consists  of  the  following  at
     Liabilities        December 31,:

                                                   2003             2002
                                           -----------------------------------

                        Accrued payroll     $          5,653 $           4,738
                        Other                          3,528             4,038
                                            -----------------------------------

                                            $          9,181 $           8,776
                                            -----------------------------------

4.   Related            The Company has unsecured, non-interest bearing advances
     Party              payable to a  shareholder  and a former  shareholder  at
     Advances           December 31, 2003 and  unsecured,  non-interest  bearing
                        advances payable to a shareholder, a company owned by a shareholder and a former shareholder at December 31, 2002. The balance due to these related parties totaled
                        $20,565  and  $108,170  at  December  31, 2003 and 2002,
                        respectively.

5.   Deferred           Deferred  revenue consists of the fair value of warrants
     Revenue            received as payment for services that will be recognized
                        over the term of the contract which expires December 31, 2004.


6.   Long-Term          Long-term  debt  consists of the  following  at December
     Debt               31,:
                                                       2003           2002
                                               --------------------------------

 Notes payable to a financial institution with
 interest rates of 7.9% to 9.5% with payments
 due annually ranging from $5,000 to $30,000
 and monthly of $536, secured by equipment.      $      101,393 $      117,566

 Less current portion                                   (87,332)       (98,545)
                                               --------------------------------

 Long-term debt                                  $       14,061 $       19,021
                                               --------------------------------


--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


6.   Long-Term          Future maturities of long-term debt are as follows:
     Debt
     Continued          Year ending December 31:
                        ------------------------

                         2004                              $         87,332
                         2005                                         5,418
                         2006                                         5,913
                         2007                                         2,730
                                                          ------------------

                                                          $        101,393
                                                          ------------------

7.   Receivable         The Company has non-interest bearing advances receivable
     from               from stockholders, which are unsecured. The advances are
     Stockholders       for commissions paid directly to the  stockholders  that
                        have not been paid to the Company. The outstanding balance of the receivable was $226,388 and $206,619 at December 31, 2003 and 2002, respectively.


8.  Income Taxes        The  income tax  benefit  (provision)  differs  from the
                        amount computed at federal statutory rates as follows for the year ended December 31,:

                                                    2003           2002
                                               --------------------------------

     Income tax (provision) benefit
       at federal statutory rate                 $     (15,000)          5,000
     State income tax                                   (1,000)          1,000
     Change in valuation allowance                      16,000          (6,000)
                                               --------------------------------

                                                 $           -   $          -
                                               --------------------------------

                        Deferred tax assets (liabilities) are comprised of the following at December 31, 2003:

                                                     2003           2002
                                               --------------------------------

     Loss carryforwards                          $       19,000         38,000
     Allowance for doubtful accounts                      9,000          6,000
     Valuation allowance                                (28,000)       (44,000)
                                               --------------------------------

                                                 $            - $            -
                                               --------------------------------

--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

8.   Income Taxes       At December 31, 2003, the Company has net operating loss
     Continued          carryforwards  available to offset future taxable income
                        of approximately $43,000.

                        The utilization of the net operating loss carryforwards is dependent upon the tax laws in effect at the time the net operating loss carryforwards can be utilized. The Tax Reform Act of 1986 limits the annual amount that can be utilized for certain carryforwards as a result of substantial changes in ownership.

                        The Company has established a valuation allowance to offset the net deferred tax assets due to the uncertainty of realization caused primarily by the subsequent change in ownership (see Note 12).

9.   Supplemental       Non  cash  investing  and  financing  activities  are as
     Cash Flow          follows:
     Information
                        During the year ended December 31, 2003:

                           o A shareholder exchanged $100,000 of related party advances for 100,000 shares of common stock.

                           o The Company acquired warrants with a fair value of $4,620 for services to be performed over a period of approximately one year. The warrants are included in other assets on the balance sheet at December 31, 2003.

                            Cash paid for:

                                                        Years Ending
                                                        December 31,
                                               --------------------------------
                                                     2003           2002
                                               --------------------------------

     Interest                                    $       16,445 $       14,363
                                               --------------------------------

     Income taxes                                $            - $            -
                                               --------------------------------


--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


10.  Related Party      During the years  ended  December  31, 2003 and 2002 the
     Transactions       Company  had  non-interest   bearing   receivables  from
                        stockholders of $226,338 and $206,619  respectively (see
                        Note 7).

                        As  further   described  in  note  4,  the  Company  had
                        non-interest bearing advances to related parties totaling $20,565 and $108,170 at December 31, 2003 and 2002, respectively.

                        During the years ended December 31, 2003 and 2002 the Company incurred fees of approximately $98,000 and $89,000 for rental of equipment and property which is held by a company owned by a shareholder.

11.  Recent             In November  2002, the EITF reached a consensus on Issue
     Accounting         No.   00-21,    Revenue   Arrangements   with   Multiple
     Pronounce-         Deliverables.  EITF Issue No. 00-21 provides guidance on
     ments              how to account for certain arrangements that involve the
                        delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF
                        Issue No. 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. Management does not believe the adoption of EITF
                        Issue No. 00-21 will have a material impact on combined operating results or the combined financial condition of the Company.


--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


11.  Recent             In December 2003, the FASB issued  Interpretation No. 46
     Accounting         ("FIN 46R") (revised  December 2003),  Consolidation  of
     Pronounce-         Variable   Interest   Entities,   an  Interpretation  of
     ments              Accounting  Research  Bulletin No. 51 ("ARB 51"),  which
     Continued          addresses  how a  business  enterprise  should  evaluate
                        whether it has a controlling interest in an entity though means other than voting rights and accordingly should consolidate the entity. FIN 46R replaces FASB
                        Interpretation  No.  46 (FIN 46),  which  was  issued in
                        January 2003. Before concluding that it is appropriate to apply ARB 51 voting interest consolidation model to an entity, an enterprise must first determine that the entity is not a variable interest entity (VIE). As of the effective date of FIN 46R, an enterprise must evaluate its involvement with all entities or legal structures created before February 1, 2003, to determine whether consolidation requirements of FIN 46R apply to those entities. There is no grandfathering of existing entities. Public companies must apply either FIN 46 or FIN 46R immediately to entities created after January
                        31, 2003 and no later than the end of the first reporting period that ends after March 15, 2004. The adoption of FIN 46 had no effect on the Company's combined financial position, results of operations or cash flows.

                        In April 2003, FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS 133, Accounting for Derivatives and Hedging Activities. SFAS 149 is generally effective for derivative instruments, including derivative instruments embedded in certain contracts, entered into or modified after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the combined operating results or combined financial condition of the Company.



--------------------------------------------------------------------------------

                                      HAMPTON & HAMPTON PUBLIC ACCOUNTANTS, INC.
                                                      AND PATHWAY ADVISORS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


11.  Recent             In May 2003,  the FASB issued SFAS 150,  Accounting  for
     Accounting         Certain Financial  Instruments with  Characteristics  of
     Pronounce-         Both  Liabilities  and Equity.  SFAS 150  clarifies  the
     ments              accounting  for  certain   financial   instruments  with
     Continued          characteristics  of  both  liabilities  and  equity  and
                        requires  that  those   instruments   be  classified  as
                        liabilities   in  statements   of  financial   position.
                        Previously,  many of those  financial  instruments  were
                        classified   as  equity.   SFAS  150  is  effective  for
                        financial instruments entered into or modified after May
                        31, 2003 and  otherwise is effective at the beginning of
                        the first interim period  beginning after June 15, 2003.
                        On  November  7,  2003,  FASB Staff  Position  150-3 was
                        issued,  which indefinitely  deferred the effective date
                        of   SFAS   150   for   certain   mandatory   redeemable
                        non-controlling interests. As the Company does not have any of these financial instruments, the adoption of SFAS
                        150 did not have any impact on the Company's combined financial statements.

                        In December 2003, the Securities and Exchange Commission
                        (SEC) issued Staff Accounting Bulletin (SAB) No. 104, Revenue Recognition. SAB 104 revises or rescinds portions of the interpretive guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. The adoption of SAB 104 did not have a material effect on the Company's combined results of operations or financial condition.

12.  Subsequent         In January 2004, TELS Corporation purchased the stock of
     Events             Hampton  and  Pathway  for  6,000,000   shares  of  TELS
                        Corporation common stock.

                        In February 2004, the Company signed a Letter of Intent to acquire W.H. Williams CPA, Inc. of Olathe, Kansas. The approximate purchase price, including real estate is $275,000, which management believes will be completed as an all cash transaction.


--------------------------------------------------------------------------------
                                                                              17

                                                                TELS CORPORATION
                                    Pro Forma Consolidated Financial Information
--------------------------------------------------------------------------------

On January 28, 2004, pursuant to two separate share exchange agreements, Tels Corporation (the Registrant) acquired all of the issued and outstanding common stock of both Hampton & Hampton, P.A. Inc. and Pathway Advisors, Inc. (the Acquired). The Registrant issued a total of 6 million shares of restricted common stock (3 million shares each to Von Hampton and 3 million shares to Heith Hampton) in connection with each of these acquisitions. Von Hampton and Heith Hampton are brothers.

The following pro forma consolidated balance sheet and consolidated statements of operations used management assumptions as described in the notes and the historical information available as of and for the quarter ended December 31, 2003 and as of and for the year ended September 30, 2003.

Pro forma financial statements presented:

         1. Pro Forma Consolidated Balance Sheet (Unaudited) - December 31, 2003. The pro forma consolidated balance sheet as of December 31, 2003, reflects the consolidated balance sheet as if the Registrant's acquisition of the Acquired had been consummated on December 31, 2003.

         2. Pro Forma Consolidated Statement of Operations (Unaudited) - Quarter Ended December 31, 2003 The pro forma consolidated statement of operations for the quarter ended December 31, 2003, reflects the consolidated statement of operations as if the Registrant's acquisition of the Acquired had been consummated as of October 1, 2002.

         3. Pro Forma Consolidated Statement of Operations (Audited) - Year Ended September 30, 2003 The pro forma consolidated statement of operations for the year ended September 30, 2003, reflects the consolidated statement of operations as if the Registrant's acquisition of the Acquired had been consummated as of October 1, 2002.

The pro forma consolidated financial statements are not necessarily indicative of the consolidated balance sheet and consolidated statements of operations which might have existed for the period indicated or the results of operations as they may be now or in the future.

                                                                                                         TELS CORPORATION
                                                                             Pro Forma Consolidated Financial Information
-------------------------------------------------------------------------------------------------------------------------

Pro Forma Consolidated Balance Sheet - Unaudited
December 31, 2003


                                                    Registrant's     Acquired's     Pro Forma                Pro Forma
                                                     Historical      Historical    Adjustments              Consolidated
                                                  ---------------------------------------------          ----------------

         Assets
         ------
 Current assets:
   Cash and cash equivalents                      $         8,140   $      1,544   $          -          $          9,684
   Accounts receivable                                          -         84,844              -                    84,844
   Commissions receivable                                  33,060              -              -                    33,060
   Receivables from employees                              19,216              -              -                    19,216
   Other current assets                                    11,629          4,620              -                    16,249
                                                  ---------------------------------------------          ----------------

        Total current assets                               72,045         91,008              -                   163,053

 Property and equipment, net                                1,457         20,902              -                    22,359
 Intangible assets                                              -              -        474,779  (1)              474,779
 Other assets                                                   -          1,783              -                     1,783
                                                  ---------------------------------------------          ----------------

         Total assets                             $        73,502   $    113,693   $    474,779          $        661,974
                                                  ---------------------------------------------          ----------------

-------------------------------------------------------------------------------------------------------------------------

        Liabilities and Stockholders' Equity (Deficit)
        ----------------------------------------------

 Current liabilities:
   Accounts payable                               $        26,353   $     79,456   $          -          $        105,809
   Accrued liabilities                                     49,633         13,446              -                    63,079
   Related party payables                                  27,907         20,565              -                    48,472
   Current portion of long-term debt                            -         87,332              -                    87,332
                                                  ---------------------------------------------          ----------------

        Total current liabilities                         103,893        200,799              -                   304,692

 Long-term debt                                                 -         14,061              -                    14,061
                                                  ---------------------------------------------          ----------------

        Total liabilities                                 103,893        214,860              -                   318,753
                                                  ---------------------------------------------          ----------------

 Commitments and contingencies                                  -              -              -                         -

 Stockholders' equity (deficit):
   Preferred stock, $1 par value                                -              -              -                         -
                                                                                        120,000  (1)
   Common stock, $.02 par value                           466,759        100,000       (100,000) (2)              586,759
   Additional paid-in capital                              61,900              -        480,000  (1)              541,900
   Receivable from stockholders                                 -       (226,388)             -                  (226,388)
   Retained (deficit) earnings                           (559,050)        25,221        (25,221) (2)             (559,050)
                                                  ---------------------------------------------          ----------------

        Total stockholders' equity (deficit)              (30,391)      (101,167)       474,779                   343,221
                                                  ---------------------------------------------          ----------------

        Total liabilities and
        stockholders' equity (deficit)            $        73,502   $    113,693   $    474,779          $        661,974
                                                  ---------------------------------------------          ----------------

(1) To record the issuance of 6,000,000 shares in the acquisition.

(2) To eliminate the common stock of Acquired for consolidation.


See accompanying notes to pro forma consolidated financial information.

                                                                                                   TELS CORPORATION
                                                                       Pro Forma Consolidated Financial Information
-------------------------------------------------------------------------------------------------------------------

Pro Forma Consolidated Statement of Operations - Unaudited
Quarter Ended December 31, 2003




                                                   Registrant's      Acquired's      Pro Forma               Pro Forma
                                                    Historical       Historical     Adjustments            Consolidated
                                                  ---------------------------------------------          ----------------
 Revenues:
   Commissions                                    $        95,931   $     58,149   $          -          $        154,080
   Services                                                     -        111,510              -                   111,510
                                                  ---------------------------------------------          ----------------

        Total revenues                                     95,931        169,659              -                   265,590
                                                  ---------------------------------------------          ----------------

 Expenses:
   Commissions and fees                                    75,243              -              -                    75,243
   Salaries and wages                                      66,951        166,637              -                   233,588
   General and administrative                                (578)        37,204              -                    36,626
   Rent                                                         -         24,541              -                    24,541
   Related party management fee                            27,466              -              -                    27,466
   Equipment and software costs                                 -          9,591              -                     9,591
   Amortization of intangible assets                            -              -         39,565  (1)               39,565
   Interest                                                     -          5,690              -                     5,690
                                                  ---------------------------------------------          ----------------

        Total expenses                                    169,082        243,663         39,565                   452,310
                                                  ---------------------------------------------          ----------------

        Loss before benefit
        for income taxes                                  (73,151)       (74,004)       (39,565)                 (186,720)

 Benefit for income taxes                                       -              -              -                         -
                                                  ---------------------------------------------          ----------------

        Net loss                                  $       (73,151)  $    (74,004)  $    (39,565)         $       (186,720)
                                                  ---------------------------------------------          ----------------

 Loss per share - basic and diluted               $             -            N/A   $          -          $              -
                                                  ---------------------------------------------          ----------------

 Weighted average shares:
   Basic                                               22,840,000            N/A      6,000,000  (2)           28,840,000
                                                  ---------------------------------------------          ----------------

   Diluted                                             22,840,000            N/A      6,000,000  (2)           28,840,000
                                                  ---------------------------------------------          ----------------

(1) To reflect the amortization of intangible assets.

(2) To reflect the shares issued in the acquisition.

See accompanying notes to pro forma consolidated financial information.

                                                                                                   TELS CORPORATION
                                                                       Pro Forma Consolidated Financial Information
-------------------------------------------------------------------------------------------------------------------

Pro Forma Consolidated Statement of Operations - Audited
Year Ended September 30, 2003


                                                    Registrant's     Acquired's      Pro Forma              Pro Forma
                                                     Historical      Historical     Adjustments           Consolidated
                                                  ---------------------------------------------          ----------------
 Revenues:
   Commissions                                    $       731,462   $    182,198   $          -          $        913,660
   Services                                                     -        682,459              -                   682,459
                                                  ---------------------------------------------          ----------------

        Total revenues                                    731,462        864,657              -                 1,596,119
                                                  ---------------------------------------------          ----------------

 Expenses:
   Commissions and fees                                   349,838              -              -                   349,838
   Salaries and wages                                     209,578        564,574              -                   774,152
   General and administrative                             117,927        107,259              -                   225,186
   Rent                                                         -         97,594              -                    97,594
   Related party management fee                            96,687              -              -                    96,687
   Loss on trading account                                 27,926              -              -                    27,926
   Equipment and software costs                                 -         23,354              -                    23,354
   Amortization of intangible assets                            -              -        158,260  (1)              158,260
   Interest                                                     -         15,933              -                    15,933
                                                  ---------------------------------------------          ----------------

        Total expenses                                    801,956        808,714        158,260                 1,768,930
                                                  ---------------------------------------------          ----------------

        (Loss) income before benefit
        (provision) for income taxes                      (70,494)        55,943       (158,260)                 (172,811)

 Benefit (provision) for income taxes                           -              -              -                         -
                                                  ---------------------------------------------          ----------------

        Net (loss) income                         $       (70,494)      $ 55,943   $   (158,260)         $       (172,811)
                                                  ---------------------------------------------          ----------------

 (Loss) income per share - basic and diluted      $             -            N/A   $          -          $              -
                                                  ---------------------------------------------          ----------------

 Weighted average shares:
   Basic                                               22,708,000            N/A      6,000,000  (2)           28,708,000
                                                  ---------------------------------------------          ----------------

   Diluted                                             22,708,000            N/A      6,000,000  (2)           28,708,000
                                                 ---------------------------------------------           ----------------


(1) To reflect the amortization of intangible assets.

(2) To reflect the shares issued in the acquisition.

See accompanying notes to pro forma consolidated financial information.

                                                                TELS CORPORATION
                                    Pro Forma Consolidated Financial Information
--------------------------------------------------------------------------------

Notes to Pro Forma Consolidated Financial Statements

1. Intangible assets

The estimated fair value of the Acquired as of January 28, 2004, the date of acquisition, was $600,000. The entire difference between the Acquired's estimated fair value and its book value is considered intangible assets. The pro forma consolidated balance sheet is presented as if the Registrant's acquisition of the Acquired had been consummated on December 31, 2003. However, the estimated fair value of the Acquired as of January 28, 2004 is used as the pro forma fair value of the Acquired on December 31, 2003 for this pro forma presentation.

The estimated fair value of the Acquired of $600,000 is allocated as follows:

      Cash and cash equivalents                         $         1,544
      Receivables                                                84,844
      Property and equipment                                     20,902
      Other assets                                                6,403
      Intangible assets                                         474,779
      Accounts payable                                          (79,456)
      Accrued liabilities                                       (13,446)
      Related party payables                                    (20,565)
      Long-term debt                                           (101,393)
      Receivable from stockholders                              226,388
                                                        ---------------

                                                        $       600,000
                                                        ---------------


2. Receivable from Stockholders

The Acquired has unsecured non-interest bearing advances receivable from the Acquired's stockholders. The advances are for commissions paid directly to the Acquired's stockholders that have not been repaid. The outstanding balance of the advances as of December 31, 2003 is $226,388.